SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) March 17, 2003



                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                   0-16014                23-2417713
      (State or other          (Commission File          (IRS Employer
      jurisdiction of               Number)            Identification No.)
      incorporation)


          One North Main Street - Coudersport, PA  16915-1141
          (Address of principal executive offices) (Zip code)

                                 (814) 274-9830

              (Registrant's telephone number, including area code)


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This Form 8-K/A amends and restates in its entirety the Form 8-K filed with the
Commission on March 21, 2003.

Item 5. Other Events

     Announcement of New Chief Financial Officer

     On March 21, 2003, Adelphia Communications Corporation (the "Company") announced that it has named Vanessa Ames Wittman as Executive Vice President and Chief Financial Officer of the Company. A copy of the press release, as corrected, dated March 21, 2003, is incorporated herein by reference and attached hereto as Exhibit 99.1.

     Resignation of Current Chief Financial Officer

     On or about March 6, 2003, Adelphia Communications Corporation (the "Company") discussed with Mr. Christopher T. Dunstan the need to terminate his employment as Chief Financial Officer, Executive Vice President and Treasurer of the Company and began negotiations of a separation agreement (the "Separation Agreement") between the Company and Mr. Dunstan. On March 17, 2003, the Company received a letter of resignation from Mr. Dunstan in which Mr. Dunstan resigns effective May 27, 2003, the expiration date of his current employment contract. In the letter of resignation Mr. Dunstan has asserted that his responsibilities have been diminished. Under Mr. Dunstan's employment agreement, Mr. Dunstan can resign for Good Reason if there is a diminution in his responsibilities. Mr. Dunstan's resignation letter also raised allegations regarding the failure to appoint an independent investigator to examine certain transactions between the Company and one of its directors, the failure to disclose such transactions and alleged efforts purportedly to discourage him from making such allegations. Mr. Dunstan asserts that he is entitled to resign for Good Reason and to receive an additional six months of salary and other enhanced severance benefits. At the time of the submission of his letter of resignation, the Company was still negotiating a Separation Agreement. On March 21, 2003, the Company and Mr. Dunstan entered into a Separation Agreement, subject to the approval of the Bankruptcy Court of the Southern District of New York, under which Mr. Dunstan resigns effective March 21, 2003 and which includes severance arrangements.

     In February of 2003, the Board of Directors directed an investigation into the allegations regarding the historical director transactions Mr. Dunstan has again raised in his letter of resignation. The factual investigation of such allegations was completed in early March. Based on the information that it has received to date, the Company expects to conclude that the actions by the director in question do not rise to a level of materiality or importance to the Company's security holders so as to require disclosure at this time in a Form 8-K by the Company. The Company intends to investigate the remaining allegations contained in Mr. Dunstan's letter.

Item 7(c).  Exhibits

Exhibit No.    Description

99.1           Press Release, as corrected, dated March 21, 2003.

Cautionary Statement Regarding Financial and Operating Data

     As a result of actions taken by the Rigas management of the Company: (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2002 and does not anticipate timely filing of its Annual Report on Form 10-K as of and for the year ended December 31, 2002; (b) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the year ended December 31, 2001; (c) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the


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Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (d) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002, June 30, 2002 or September 30, 2002, or filed with the Commission its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Effective March 4, 2003, the Company hired a new Chief Executive Officer and President and Chief Operating Officer. The new Chief Executive Officer replaced the interim Chief Executive Officer who, along with other members of the current management team, took control of the Company in May 2002. Current management has retained new independent auditors and begun the preparation of new financial statements for the periods in question; as a result of certain actions of prior management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

     This document includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support the


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Company's operations; (e) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (f) actions of the Company's competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance and customer spending patterns; (i) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments;
(k) matters relating to or in connection with the bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (l) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (m) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (n) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 24, 2003                     ADELPHIA COMMUNICATIONS
                                          CORPORATION (Registrant)



                                          /s/ William T. Schleyer
                                          ------------------------------
                                          Name: William T. Schleyer
                                          Title: Chief Executive Officer


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                                 EXHIBIT INDEX



Exhibit No.         Description

99.1                Press Release, as corrected, dated March 21, 2003.